Important Notice Regarding The Redemption of Your Fund Shares

THE SELECT SECTOR SPDR® TRUST

The Financial Services Select Sector SPDR® Fund

Supplement dated October 14, 2016 to the Prospectus and Statement of Additional Information each dated September 2, 2016, as supplemented

On October 13, 2016, S&P Dow Jones Indices, LLC, the index compilation agent for the Financial Service Select Sector Index (the “Index”), announced its intention to discontinue the compilation of the Index, effective December 20, 2016. In anticipation of the announcement of this change, the Board of Trustees of The Select Sector SPDR Trust unanimously resolved to close The Financial Services Select Sector SPDR Fund (the “Fund”) effective on or about November 21, 2016 (the “Closing Date”).

Accordingly, after the close of business on November 14, 2016, the Fund will no longer accept creation or redemption orders. November 14, 2016 will be the last day of trading of the Fund’s shares on the NYSE Arca, Inc., the Fund’s principal U.S. listing exchange.

Prior to the Closing Date, the Fund will be in the process of closing down and liquidating its portfolio of investments, which will result in the Fund not tracking the Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and principal investment strategy. On the Closing Date, the Fund will cease operations and, in connection with the mandatory redemption of its shares on that date (the “Redemption”), prepare to distribute the proceeds of the liquidation of its assets to shareholders of record as of that date. On or about November 22, shareholders of record on the Closing Date will receive, in connection with the Redemption, a cash distribution equal to the net asset value of their Fund shares as of the Closing Date, which will include any net capital gains and net investment income of the Fund that had not been previously distributed.

Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to November 15, 2016. Customary brokerage charges may apply to such transactions. From November 15, 2016 through the Closing Date, we cannot assure you that there will be a market for your Fund shares. Effective at the time of the Redemption and thereafter, shareholders of the Fund will have no further rights with respect to their Fund shares, other than to receive payment of the Redemption, as described above. While Fund shareholders remaining on the Closing Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the Redemption. Shareholders should contact their tax adviser to discuss the income tax consequences of the Redemption.

Shareholders can call 1-866-732-8673 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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